Exhibit 10.12

FIRST AMENDMENT

TO CREDIT AND GUARANTY AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AND GUARANTY AGREEMENT (this “Amendment”) is dated as of May 11, 2012 and is entered into by and among TRONOX PIGMENTS (NETHERLANDS) B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) incorporated under Dutch law, having its corporate seat (statutaire zetel) in Amsterdam, The Netherlands and having its registered office address at Naritaweg 165, Telestone 8, (1043BW), Amsterdam, The Netherlands, registered with the trade register of the chamber of commerce in Amsterdam, The Netherlands under number 34132341 (the “Borrower”), Holdings, GOLDMAN SACHS BANK USA (“GS”), as Administrative Agent (“Administrative Agent”), the REQUISITE LENDERS and the GUARANTORS listed on the signature papers hereto, and is made with reference to that certain CREDIT AND GUARANTY AGREEMENT dated as of February 8, 2012 (as amended through the date hereof, the “Credit Agreement”) by and among the Borrower, Holdings, the subsidiaries of Holdings named therein or from time to time party thereto, the Lenders, the Administrative Agent, Collateral Agent and the other Agents named therein. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement after giving effect to this Amendment.

RECITALS

WHEREAS, the Credit Parties have requested that Requisite Lenders agree to amend certain provisions of the Credit Agreement as provided for herein; and WHEREAS, subject to certain conditions, Requisite Lenders are willing to agree to such amendments relating to the Credit Agreement.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I. AMENDMENTS TO CREDIT AGREEMENT

1.1 Amendments to Section 1.1. Section 1.1 of the Credit Agreement is hereby amended as follows:

(a) by amending and restating the definition of “Intercompany Note” in its entirety to read as follows:

““Intercompany Note” means (a) with respect to intercompany indebtedness among Holdings and its Subsidiaries (or among such Subsidiaries) incurred or extended (i) prior to the Closing Date which is not as of the Closing Date evidenced by an instrument or (ii) from and after the Closing Date, a promissory note substantially in the form of Exhibit H or otherwise reasonably acceptable to the Administrative Agent and (b) with respect to intercompany indebtedness among Holdings and its Subsidiaries (or among such Subsidiaries) incurred or extended prior to the Closing Date which is evidenced by an instrument as of the Closing Date, such instrument (or instruments) (such instrument or instruments being subject to Section 10.27).”;

(b) by adding the following definitions in proper alphabetical sequence:

““Permitted TSL Disposition” means the cashless disposition of up to 26% of the Equity Interests of TSL by its direct shareholders to affiliates of the Exxaro Group.””

““TSL” means Tronox Sands LLP, a limited liability partnership organized in England and Wales.”

““UK Joint Venture Entities” means any one or more entities organized under the laws of the United Kingdom that is (i) TSL (both before and after giving effect to the Permitted TSL Disposition) and (ii) any wholly-owned Subsidiary of TSL or its wholly-owned Subsidiaries.”

and (c) by amending the definition of “Asset Sale” by replacing “and (vii)” with “, (vii) the Permitted TSL Disposition and (viii)”.

1.2 Amendments to Section 2.2. Section 2.2 of the Credit Agreement is hereby amended by (a) adding the following sentence to the end of Section 2.2(b): “Each Lender shall make the amount of its Delayed Draw Term Loan available to Administrative Agent not later than 12:00 p.m. (New York City time) on the Delayed Draw Funding Date by wire transfer of same day funds in Dollars, at the Principal Office of Administrative Agent.” and (b) adding the following clause (d) at the end of Section 2.2:

“(d) Availability of Funds. Unless Administrative Agent shall have been notified by any Lender with Delayed Draw Term Loan Commitments prior to the Delayed Draw Funding Date requested by Borrower pursuant to Section 2.2(b) that such Lender does not intend to make available to Administrative Agent the amount of such Lender’s Delayed Draw Term Loan requested on the Delayed Draw Funding Date, Administrative Agent may assume that such Lender has made such amount available to Administrative Agent on the Delayed Draw Funding Date and Administrative Agent may, in its sole discretion, but shall not be obligated to, make available to Borrower a corresponding amount on the Delayed Draw Funding Date. If such corresponding amount is not in fact made available to Administrative Agent by such Lender, Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender together with interest thereon, for each day from the Delayed Draw Funding Date until the date such amount is paid to Administrative Agent, at the customary rate set by Administrative Agent for the correction of errors among banks for three Business Days and thereafter at the Base Rate. If such Lender does not pay such corresponding amount forthwith upon Administrative Agent’s demand therefor, Administrative Agent shall promptly notify Borrower and Borrower shall immediately pay such corresponding amount to Administrative Agent together with interest thereon, for each day from the Delayed Draw Funding Date until the date such amount is paid to Administrative Agent, at the rate payable hereunder for Base Rate Loans for such Class of Loans. Nothing in this Section 2.2(d) shall be deemed to relieve any Lender from its obligation to fulfill its Delayed Draw Term Loan Commitments hereunder or to prejudice any rights that Borrower may have against any Lender as a result of any default by such Lender hereunder. In the event that (i) Administrative Agent declines to make a requested amount available to Borrower until such time as all Lenders with Delayed Draw Term Loan Commitments have made payment to Administrative Agent, (ii) a Lender fails to fund to Administrative Agent all or any portion of the Delayed Draw Term Loans required to be funded by such Lender hereunder prior to the time specified in this Agreement and (iii) such Lender’s failure results in Administrative Agent failing to make a corresponding amount available to Borrower on the Delayed Draw Funding Date, at Administrative Agent’s option, such Lender shall not receive interest hereunder with respect to the requested amount of such Lender’s Delayed Draw Term Loans for the period commencing with the time specified in this Agreement for receipt of payment by Borrower through and including the time of Borrower’s receipt of the requested amount.”

1.3 Amendment to Section 5.10. Section 5.10(a)(II)(iii) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(iii) a Subsidiary shall not be required to provide a Guaranty pursuant to this Section 5.10(a) if (x) such Subsidiary is not directly or indirectly wholly-owned by Holdings, another Credit Party or a direct or indirect wholly-owned Subsidiary of any of the foregoing and the consent of the co-owner of such Subsidiary is necessary or desirable for the provision of a Guaranty by such Subsidiary, but such consent is not obtained following the use of commercially reasonable efforts or (y) such Subsidiary is one of the UK Joint Venture Entities,”

1.4 Amendment to Section 6.1. Section 6.1(b) of the Credit Agreement is hereby amended to replace “provided,” with “provided that, for Indebtedness in respect of Investments permitted under Sections 6.6(b), (d)(A) and (e): ”

1.5 Amendment to Section 6.4. Section 6.4(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(a) any Subsidiary of Holdings may declare and pay dividends or make other distributions ratably to its equity holders (provided that, other than in respect of Restricted Junior Payments made with amounts received directly or indirectly from South African Subsidiaries, no Credit Party or any of its Subsidiaries may declare and pay dividends pursuant to this Section 6.4(a) to any Person that is not a Credit Party),”

1.6 Amendment to Section 6.13. Section 6.13 of the Credit Agreement is hereby amended to insert the following new subsection (e) at the end thereof:

“(e) In respect of the UK Joint Venture Entities, no Credit Party nor any Subsidiary of any Credit Party (other than the South African Subsidiaries) may (i) create, incur, assume or guaranty, or otherwise become or remain directly or indirectly liable with respect to any Indebtedness for the benefit of any UK Joint Venture Entity, (ii) incur any Liens or enter into any negative pledges for the benefit of any UK Joint Venture Entity, (iii) make any Restricted Junior Payments to, or Asset Sales to, any UK Joint Venture Entity, (iv) merge with or into any UK Joint Venture Entity, (v) make any Investments in any UK Joint Venture Entity other than, in the case of this clause (v), Investments permitted pursuant to Section 6.6(d)(B), Section 6.6(e) or Section 6.6(n) in each case solely in connection with establishing the UK Joint Venture Entities or (vi) in the case of a UK Joint Venture Entity, make any Investments other than as set forth in the preceding clause (v) or in the immediately succeeding sentence. Further, no UK Joint Venture Entity may: (i) engage in any business other than as expressly permitted under this Section 6.13(e), (ii) hold or acquire any assets other than (a) an intercompany loan balance owing by the South African Subsidiaries in favor of one or more of the UK Joint Venture Entities assumed by such UK Joint Venture Entities in connection with the Acquisition (provided the proceeds of such intercompany loan did not originate from a Credit Party or from the proceeds of a Loan), (b) the proceeds of Restricted Junior Payments received from the South African Subsidiaries so long as such proceeds are immediately distributed to such UK Joint Venture Entities’ equity holders on a pro rata basis and (c) Equity Interests in another UK Joint Venture Entity, (iii) incur, directly or indirectly, any Indebtedness or any other obligation or liability whatsoever other than operating expenses incurred in the ordinary course of business or (iv) fail to hold itself out to the public as a legal entity separate and distinct from all other Persons.”

SECTION II. CONDITIONS TO EFFECTIVENESS

This Amendment shall become effective as of the date hereof only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “First Amendment Effective Date”):

A. Execution. Administrative Agent shall have received counterpart signature pages of this Amendment duly executed by each of the Credit Parties, Administrative Agent and Requisite Lenders.

B. Fees. Administrative Agent shall have received all fees and other amounts due and payable on or prior to the First Amendment Effective Date, including, to the extent invoiced, reimbursement or other payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder or any other Credit Document.

C. Necessary Consents. Each Credit Party shall have obtained all material consents necessary or advisable in connection with the transactions contemplated by this Amendment.

D. Other Documents. Administrative Agent and Lenders shall have received such other documents, information or agreements regarding Credit Parties as Administrative Agent or Collateral Agent may reasonably request.

SECTION III. REPRESENTATIONS AND WARRANTIES

In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, each Credit Party which is a party hereto represents and warrants to each Lender that the following statements are true and correct in all material respects:

A. Corporate Power and Authority. Each Credit Party, which is party hereto, has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the “Amended Agreement”) and the other Credit Documents.

B. Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Agreement and the other Credit Documents have been duly authorized by all necessary action on the part of each Credit Party.

C. No Conflict. The execution and delivery by each Credit Party of this Amendment and the performance by each Credit Party of the Amended Agreement and the other Credit Documents do not and will not (a) except as could not reasonably be expected to result in a Material Adverse Effect, violate (i) any provision of any law or any governmental rule or regulation applicable to Holdings or any of its Subsidiaries or (ii) any order, judgment or decree of any court or other agency of government binding on Holdings or any of its Subsidiaries; (b) except as could not reasonably be expected to result in a Material Adverse Effect, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Holdings or any of its Subsidiaries; (c) violate any of the Organizational Documents of Holdings or any of its Subsidiaries, (d) result in or require the creation or imposition of any Lien upon any of the properties or assets of Holdings or any of its Subsidiaries (other than any Liens created under any of the Credit Documents in favor of Collateral Agent, on behalf of the Secured Parties and any Liens created under any Additional Facility Credit Documents in favor of the ABL Agent or any Alternative Facility Agent, as the case may be); or (e) require any approval of stockholders, members or partners or any approval or consent of any Person under any Contractual Obligation of Holdings or any of its Subsidiaries, except for such approvals or consents which will be obtained on or before the First Amendment Effective Date.

D. Governmental Consents. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the execution and delivery by each Credit Party of this Amendment and the performance by the Borrower and Holdings of the Amended Agreement and the other Credit Documents, except for such actions, consents and approvals the failure to obtain or make which could not reasonably be expected to result in a Material Adverse Effect or which have been obtained and are in full force and effect.

E. Binding Obligation. This Amendment and the Amended Agreement have been duly executed and delivered by each of the Credit Parties party thereto and each constitutes a legal, valid and binding obligation of such Credit Party to the extent a party thereto, enforceable against such Credit Party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors’ rights generally or by equitable principles relating to enforceability.

F. Incorporation of Representations and Warranties from Credit Agreement. The representations and warranties contained in Section 4 of the Amended Agreement are and will be true and correct in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.

G. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Default.

SECTION IV. ACKNOWLEDGMENT AND CONSENT

Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Guarantor hereby confirms that each Credit Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Credit Documents the payment and performance of all “Obligations” under each of the Credit Documents to which is a party (in each case as such terms are defined in the applicable Credit Document).

Each Guarantor acknowledges and agrees that any of the Credit Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Guarantor represents and warrants that all representations and warranties contained in the Amended Agreement and the Credit Documents to which it is a party or otherwise bound are true and correct in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.

Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Credit Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Credit Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.

SECTION V. FEES

Each of those Lenders that are Lenders immediately prior to the First Amendment Effective Date that consent to this Amendment and submit to the Administrative Agent an executed signature page hereto on or prior to 4:00 p.m. New York time on May 3, 2012 shall receive, on or as promptly as practicable after the First Amendment Effective Date, an amendment fee equal to 0.05% of Loans and Delayed Draw Term Loan Commitments held by it.

SECTION VI. MISCELLANEOUS

A. Reference to and Effect on the Credit Agreement and the Other Credit Documents.

(i) On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Amendment”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

(ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iii) The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Credit Documents.

(iv) For the avoidance of doubt, this Amendment shall constitute a Credit Document.

B. Certain Waivers. Borrower, Holdings and each Guarantor hereby agrees that neither any Agent nor any Lender shall be liable under a claim of, and hereby waives any claim against the Agents and the Lenders based on, lender liability (including, but not limited to, liability for breach of the implied covenant of good faith and fair dealing, fraud, negligence, conversion, misrepresentation, duress, control and interference, infliction of emotional distress and defamation and breach of fiduciary duties) as a result of this Amendment and any discussions or actions taken or not taken by the Agents or the Lenders on or before the date hereof or the discussions conducted in connection therewith, or any course of action taken by the Agents or any Lender in response thereto or arising therefrom; provided, that the foregoing waiver shall not include the waiver of any claims which are based on the gross negligence or willful misconduct of any Agent or any Lender or any of their respective agents. This section shall survive the execution and delivery of this Amendment and the termination of the Amended Agreement.

C. Headings. Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

D. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

E. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

[Remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWER:
TRONOX PIGMENTS (NETHERLANDS) B.V.

	By:	/s/ Michael J. Foster
Name: Michael J. Foster
Title: Managing Director

US HOLDINGS:
TRONOX INCORPORATED

	By:	/s/ Daniel D. Greenwell
Name: Daniel D. Greenwell
Title: Senior Vice President and Chief
Financial Officer

[Signature page to First Amendment]

GUARANTORS : EXECUTED BY TRONOX AUSTRALIA PIGMENTS HOLDINGS PTY LIMITED ACN 155 120 728:

/s/ Michael J. Foster
Signature of Director	Signature of Director/Secretary

Michael J. Foster	Anthony M. Orrell
Name	Name

EXECUTED BY TRONOX PIGMENTS AUSTRALIA HOLDINGS PTY LIMITED ACN 155 235 304:

/s/ Michael J. Foster
Signature of Director	Signature of Director/Secretary

Michael J. Foster	Anthony M. Orrell
Name	Name

EXECUTED BY TRONOX PIGMENTS AUSTRALIA PTY LIMITED ACN 155 254 336:

/s/ Michael J. Foster
Signature of Director	Signature of Director/Secretary

Michael J. Foster	Anthony M. Orrell
Name	Name

EXECUTED BY TRONOX PIGMENTS WESTERN AUSTRALIA PTY LIMITED ACN 155 319 430:

/s/ Michael J. Foster
Signature of Director	Signature of Director/Secretary

Michael J. Foster	Anthony M. Orrell
Name	Name

[Signature page to First Amendment]

EXECUTED BY TRONOX LIMITED ACN 153 348 111:

/s/ Michael J. Foster
Signature of Director	Signature of Director/Secretary

Michael J. Foster	Anthony M. Orrell
Name	Name

EXECUTED BY TRONOX GLOBAL HOLDINGS PTY LIMITED ACN 154 691 826:

/s/ Michael J. Foster
Signature of Director	Signature of Director/Secretary

Michael J. Foster	Anthony M. Orrell
Name	Name

EXECUTED BY TRONOX SANDS HOLDINGS PTY LIMITED ACN 154 709 332:

/s/ Michael J. Foster
Signature of Director	Signature of Director/Secretary

Michael J. Foster	Anthony M. Orrell
Name	Name

EXECUTED BY TRONOX AUSTRALIA HOLDINGS PTY LIMITED ACN 155 254 274:

/s/ Michael J. Foster
Signature of Director	Signature of Director/Secretary

Michael J. Foster	Anthony M. Orrell
Name	Name

[Signature page to First Amendment]

GUARANTORS: EXECUTED BY TRONOX AUSTRALIA PIGMENTS HOLDINGS PTY LIMITED ACN 155 120 728:

/s/ Anthony M. Orrell
Signature of Director	Signature of Director

Michael J. Foster	Anthony M. Orrell
Name	Name

EXECUTED BY TRONOX PIGMENTS AUSTRALIA HOLDINGS PTY LIMITED ACN 155 235 304:

/s/ Anthony M. Orrell
Signature of Director	Signature of Director

Michael J. Foster	Anthony M. Orrell
Name	Name

EXECUTED BY TRONOX PIGMENTS AUSTRALIA PTY LIMITED ACN 155 254 336:

/s/ Anthony M. Orrell
Signature of Director	Signature of Director

Michael J. Foster	Anthony M. Orrell
Name	Name

EXECUTED BY TRONOX PIGMENTS WESTERN AUSTRALIA PTY LIMITED ACN 155 319 430:

/s/ Anthony M. Orrell
Signature of Director	Signature of Director

Michael J. Foster	Anthony M. Orrell
Name	Name

[Signature page to First Amendment]

EXECUTED BY TRONOX LIMITED ACN 153 348 111:

/s/ Anthony M. Orrell
Signature of Director	Signature of Director

Michael J. Foster	Anthony M. Orrell
Name	Name

EXECUTED BY TRONOX GLOBAL HOLDINGS PTY LIMITED ACN 154 691 826:

/s/ Anthony M. Orrell
Signature of Director	Signature of Director

Michael J. Foster	Anthony M. Orrell
Name	Name

EXECUTED BY TRONOX SANDS HOLDINGS PTY LIMITED ACN 154 709 332:

/s/ Anthony M. Orrell
Signature of Director	Signature of Director

Michael J. Foster	Anthony M. Orrell
Name	Name

EXECUTED BY TRONOX AUSTRALIA HOLDINGS PTY LIMITED ACN 155 254 274:

/s/ Anthony M. Orrell
Signature of Director	Signature of Director

Michael J. Foster	Anthony M. Orrell
Name	Name

[Signature page to First Amendment]

TRONOX WORLDWIDE LLC

TRIPLE S REFINING CORPORATION

SOUTHWESTERN REFINING COMPANY, INC.

TRONOX LLC

TRONOX HOLDINGS, INC.

TRONOX HOLDINGS EUROPE C.V.

TRONOX PIGMENTS LTD.

CONCORDIA ACQUISITION CORPORATION

CONCORDIA MERGER CORPORATION

TRONOX US HOLDINGS INC.

By:	/s/ Michael J. Foster
Name: Michael J. Foster
Title: Vice President and Secretary

[Signature page to First Amendment]

TRONOX HOLDINGS COÖPERATIEF U.A.

By:	/s/ Michael J. Foster
Name: Michael J. Foster Title: Managing Director A

By:	/s/ Arie Jan Duvekot
Name: Arie Jan Duvekot Title: Managing Director B

[Signature page to First Amendment]

ADMINISTRATIVE AGENT:

GOLDMAN SACHS BANK USA, as Administrative Agent

By:	/s/ Douglas Tansey
Authorized Signatory

[Signature page to First Amendment]

LENDERS:

Bankers Life and Casualty Company

By:	/s/ Jesse Horsfall
Name: Jesse Horsfall
Title: Authorized Signor

[Signature page to First Amendment]

LENDERS:

Mill Creek CLO, Ltd

By:	/s/ Bryan Higgins
Name: Bryan Higgins
Title: Authorized Signor

[Signature page to First Amendment]

LENDERS:

Washington National Insurance Company

By:	/s/ Jesse Horsfall
Name: Jesse Horsfall
Title: Authorized Signor

[Signature page to First Amendment]

LENDERS:

ASF 1 Loan Funding LLC

By:	/s/ Lynette Thompson
Name: Lynette Thompson
Title: Director

[Signature page to First Amendment]

LENDERS:

Zeus Trading LLC

By:	/s/ Stacy Lai
Name: Stacy Lai
Title: Assistant Vice President

[Signature page to First Amendment]

LENDERS:

VALCOUR FLOATING RATE FUND

By:	/s/ Todd Murray
Name: Todd Murray
Title: Authorized Signatory

[Signature page to First Amendment]

LENDERS:

One Wall Street CLO II LTD

By: Alcentra NY, as investment advisor

By:	/s/ Frank Longobardi
Name: Frank Longobardi
Title: Senior Vice President

[Signature page to First Amendment]

LENDERS:

Pacifica CDO VI LTD

By: Alcentra NY, LLC, as investment advisor

By:	/s/ Frank Longobardi
Name: Frank Longobardi
Title: Senior Vice President

[Signature page to First Amendment]

LENDERS:

Pacifica CDO VI LTD

By: Alcentra NY, LLC, as investment advisor

By:	Frank Longobardi
Name: Frank Longobardi
Title: Senior Vice President

[Signature page to First Amendment]

LENDERS:

Prospero CLO II B.V.

By: Alcentra NY, LLC, as investment advisor

By:	Frank Longobardi
Name: Frank Longobardi
Title: Senior Vice President

[Signature page to First Amendment]

LENDERS:

US Bank Loan Fund (M) Master Trust

By: Alcentra NY, LLC, as investment advisor

By:	/s/ Frank Longobardi
Name: Frank Longobardi
Title: Senior Vice President

[Signature page to First Amendment]

LENDERS:

Westwood CDO I LTD

By: Alcentra NY, LLC, as investment advisor

By:	/s/ Frank Longobardi
Name: Frank Longobardi
Title: Senior Vice President

[Signature page to First Amendment]

LENDERS:

Westwood CDO II LTD

By: Alcentra NY, LLC, as investment advisor

By:	/s/ Frank Longobardi
Name: Frank Longobardi
Title: Senior Vice President

[Signature page to First Amendment]

LENDERS:

AMMC CLO IX, LIMITED

By:American Money Management Corp., as Collateral Manager

By:	/s/ Chester M. Eng
Name: Chester M. Eng
Title: Senior Vice President

[Signature page to First Amendment]

LENDERS:

AMMC VII, LIMITED

By: American Money Management Corp., as Collateral Manager

By:	/s/ Chester M. Eng
Name: Chester M. Eng
Title: Senior Vice President

[Signature page to First Amendment]

LENDERS:

Aozora Bank, Ltd

By:	/s/ Hiroaki Hayami
Name: Hiroaki Hayami Title: General Manager

[Signature page to First Amendment]

LENDERS:

ARES ENHANCED CREDIT OPPORTUNITIES FUND II, LTD.

	BY:	ARES ENHANCED CREDIT OPPORTUNITIES INVESTMENT MANAGEMENT II, LLC, ITS MANAGER

	BY:	/s/ Americo Cascella
Name: Americo Cascella Title: Vice President

[Signature page to First Amendment]

LENDERS:
ARES ENHANCED CREDIT OPPORTUNITIES FUND LTD.

	BY:	ARES ENHANCED CREDIT OPPORTUNITIES FUND MANAGEMENT, L.P., ITS MANAGER

BY: ARES ENHANCED CREDIT OPPORTUNITIES FUND MANAGEMENT GP, LLC, AS GENERAL PARTNER

	By:	/s/ Americo Cascella
Name: Americo Cascella Title: Vice President

[Signature page to First Amendment]

LENDERS:
ARES ENHANCED LOAN INVESTMENT STRATEGY III, LTD.

	BY:	ARES ENHANCED LOAN MANAGEMENT III, L.P., ITS PORTFOLIO MANAGER

	BY:	ARES ENHANCED LOAN III GP, LLC, ITS GENERAL PARTNER

	By:	/s/ Americo Cascella
	Name:	Americo Cascella
	Title:	Vice President

[Signature page to First Amendment]

LENDERS:

Ares NF CLO XV Ltd

By:	Ares NF CLO XV Management, L.P., its collateral manager

By:	Ares NF CLO XV Management LLC, its general partner

By:	/s/ Americo Cascella
Name:	Americo Cascella
Title:	Vice President

[Signature page to First Amendment]

LENDERS:
ARES SENIOR LOAN TRUST

	BY:	ARES SENIOR LOAN TRUST MANAGEMENT, L.P., ITS INVESTMENT MANAGER

		BY:	ARES SENIOR LOAN TRUST MANAGEMENT, LLC, ITS GENERAL PARTNER

	By:	/s/ Americo Cascella
	Name:	Americo Cascella
	Title:	Vice President

[Signature page to First Amendment]

LENDERS:

ARES XII CLO LTD.

BY:	ARES CLO MANAGEMENT XII, L.P., ITS ASSET MANAGER

BY:	ARES CLO GP XII, LLC, ITS GENERAL PARTNER

By:	/s/ Americo Cascella
Name:	Americo Cascella
Title:	Vice President

[Signature page to First Amendment]

LENDERS:

ARES XXIII CLO LTD.

BY:	ARES CLO MANAGEMENT XXIII, L.P., ITS ASSET MANAGER

BY:	ARES CLO GP XXIII, LLC, ITS GENERAL PARTNER

By:	/s/ Americo Cascella
Name:	Americo Cascella
Title:	Vice President

[Signature page to First Amendment]

LENDERS:

FUTURE FUND BOARD OF GUARDIANS

BY:	ARES ENHANCED LOAN INVESTMENT STRATEGY ADVISOR IV, L.P., ITS INVESTMENT MANAGER (ON BEHALF OF THE ELIS IV SUB ACCOUNT)

BY:	ARES ENHANCED LOAN INVESTMENT STRATEGY ADVISOR IV GP, LLC, ITS GENERAL PARTNER

By:	/s/ Americo Cascella
Name:	Americo Cascella
Title:	Vice President

[Signature page to First Amendment]

LENDERS:

SEI INSTITUTIONAL INVESTMENTS TRUST ENHANCED LIBOR OPPORTUNITIES FUND

BY:	ARES MANAGEMENT LLC, AS PORTFOLIO MANAGER

By:	/s/ Americo Cascella
Name:	Americo Cascella
Title:	Vice President

[Signature page to First Amendment]

LENDERS:

SEI INSTITUTIONAL MANAGED TRUST ENHANCED INCOME FUND

BY:	ARES MANAGEMENT LLC, AS PORTFOLIO MANAGER

By:	/s/ Americo Cascella
Name:	Americo Cascella
Title:	Vice President

[Signature page to First Amendment]

LENDERS:

WELLPOINT, INC.

BY:	ARES WLP MANAGEMENT, L.P., ITS INVESTMENT MANAGER

BY:	ARES WLP MANAGEMENT GP, LLC, ITS GENERAL PARTNER

By:	/s/ Americo Cascella
Name:	Americo Cascella
Title:	Vice President

[Signature page to First Amendment]

LENDERS:

Black Diamond CLO 2006-1 (CAYMAN) LTD. By: Black Diamond CLO 2006-1 Adviser, L.L.C., As Its Collateral Manager

By:	/s/ Stephen H. Deckoff
Name: Stephen H. Deckoff
Title: Managing Principal

[Signature page to First Amendment]

LENDERS:

BlackRock Senior High Income Fund, Inc.

Allied World Assurance Company, Ltd

JPMBI re Blackrock BankLoan Fund

BlackRock Floating Rate Income Trust

BlackRock Defined Opportunity Credit Trust

BlackRock Limited Duration Income Trust

BMI-CLO-I

BlackRock Funds II BlackRock Floating Rate Income Portfolio

BlackRock Funds II, BlackRock Strategic Income Opportunities Portfolio

BlackRock Senior Income Series IV

BlackRock Senior Income Series V Limited

BlackRock Debt Strategies Fund, Inc.

BlackRock Diversified Income Strategies Fund, Inc.

BlackRock Floating Rate Income Strategies Fund,Inc.

BlackRock Floating Rate Income Strategies Fund II, Inc.

BlackRock Global Investment Series: Income Strategies Portfolio

Ironshore Inc.

Missouri State Employees’ Retirement System

BlackRock Fixed Income Portable Alpha Master Series Trust

BlackRock Senior Floating Rate Portfolio

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall Title: Authorized Signatory

[Signature page to First Amendment]

LENDERS:

BLT 24 LLC

By:	/s/ Robert Healey
Name: Robert Healey
Title: Authorized Signatory

[Signature page to First Amendment]

LENDERS:

BLT 39 LLC

By:	/s/ Robert Healey
Name: Robert Healey
Title: Authorized Signatory

[Signature page to First Amendment]

LENDERS:

CANARAS SUMMIT CLO LTD By: Canaras Capital Management LLC As Sub-Investment Adviser

By:	/s/ Richard J. Vratanina
Name: Richard J. Vratanina
Title: Authorized Signatory

[Signature page to First Amendment]

LENDERS:

Green Island CBNA LOAN FUNDING LLC By: Citibank, N.A.

By:	/s/ Lynette Thompson
Name: Lynette Thompson
Title: Director

[Signature page to First Amendment]

LENDERS:

Carlyle Arnage CLO, Ltd.

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

[Signature page to First Amendment]

LENDERS:

Carlyle Daytona CLO, Ltd.

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

[Signature page to First Amendment]

LENDERS:

Carlyle Global Market Strategies CLO 2011-1, Ltd.

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

[Signature page to First Amendment]

LENDERS:

Carlyle High Yield Partners IX, Ltd

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

[Signature page to First Amendment]

LENDERS:

Carlyle High Yield Partners VIII, Ltd

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

[Signature page to First Amendment]

LENDERS:

Carlyle High Yield Partners X, Ltd

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

[Signature page to First Amendment]

LENDERS:

Carlyle McLaren CLO, Ltd.

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

[Signature page to First Amendment]

LENDERS:

Foothill CLO I, Ltd

By:	/s/ Glori Graziano
Name: Glori Graziano
Title: Managing Director

[Signature page to First Amendment]

LENDERS:

Mountain Capital CLO IV Ltd.

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

[Signature page to First Amendment]

LENDERS:

Mountain Capital CLO V Ltd.

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

[Signature page to First Amendment]

LENDERS:

Mountain Capital CLO VI Ltd.

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

[Signature page to First Amendment]

LENDERS:

CCA EAGLE LOAN MASTER FUND LTD. By: Citigroup Alternative Investments LLC, as Investment manager for and on behalf of CCA EAGLE LOAN MASTER FUND LTD.

By:	/s/ Roger Yee
Name: Roger Yee
Title: VP

[Signature page to First Amendment]

LENDERS:

DUANE STREET CLO IV, LTD. By: Citigroup Alternative Investments LLC, As Collateral Manager

By:	/s/ Roger Yee
Name: Roger Yee
Title: VP

[Signature page to First Amendment]

LENDERS:

LMP Corporate Loan Fund, Inc.
By: Citi Alternative Investments LLC

By:	/s/ Roger Yee
Name: Roger Yee Title: VP

[Signature page to First Amendment]

LENDERS:

REGATTA FUNDING LTD. By: Citi Alternative Investments LLC, attorney-in-fact

By:	/s/ Roger Yee
Name: Roger Yee Title: VP

[Signature page to First Amendment]

LENDERS: SHINNECOCK CLO 2006-1 LTD

By:	/s/ FRANCIS RUCHALSKI
Name: FRANCIS RUCHALSKI Title: CFO

[Signature page to First Amendment]

LENDERS:

Cent CDO 12 Limited

By: Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil Title: Assistant Vice President

[Signature page to First Amendment]

LENDERS:

Cent CDO 14 Limited

By: Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil Title: Assistant Vice President

[Signature page to First Amendment]

LENDERS:

Cent CDO 15 Limited

By: Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil Title: Assistant Vice President

[Signature page to First Amendment]

LENDERS:

Cent CDO XI Limited

By: Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil Title: Assistant Vice President

[Signature page to First Amendment]

LENDERS:

Columbia Strategic Income Fund, a series of Columbia Funds Series Trust I

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil Title: Authorized Signatory

[Signature page to First Amendment]

LENDERS:

Columbia Floating Rate Fund, a series of Columbia Funds Series Trust II

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil Title: Assistant Vice President

[Signature page to First Amendment]

LENDERS:

Columbia Variable Portfolia — Strategic Income Fund, a series of Columbia Funds Variable Insurance Trust

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil Title: Authorized Signatory

[Signature page to First Amendment]

LENDERS:

RiverSource Life Insurance Company

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil Title: Authorized Signatory

[Signature page to First Amendment]

LENDERS:

Teak Hill Master Fund LP

By:	/s/ Varkki P. Chacko
Name: Varkki Chacko Title: Managing Principal Credit Capital Investments LLC On behalf of Teak Hill Master Fund LP

[Signature page to First Amendment]

LENDERS:

Atrium VII Madison Park Funding VII, Ltd. By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Linda R. Karn
Name: LINDA R. KARN
Title: AUTHORIZED SIGNATORY

Madison Park Funding II, Ltd. Madison Park Funding IV, Ltd. Madison Park Funding V, Ltd. Madison Park Funding VI, Ltd. By: Credit Suisse Asset Management, LLC, as collateral manager

By:	/s/ Linda R. Karn
Name: LINDA R. KARN
Title: AUTHORIZED SIGNATORY

Qualcomm Global Trading, Inc. BA/CSCREDIT1 LLC California State Teachers Retirement System By: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Linda R. Karn
Name: LINDA R. KARN
Title: AUTHORIZED SIGNATORY

Commonwealth of Pennsylvania Treasury Department By: Credit Suisse Asset Management, LLC, as investment adviser

By:	/s/ Linda R. Karn
Name: LINDA R. KARN
Title: AUTHORIZED SIGNATORY

Credit Suisse Floating Rate High Income Fund By: Credit Suisse Asset Management, LLC, as investment adviser

By:	/s/ Linda R. Karn
Name: LINDA R. KARN
Title: AUTHORIZED SIGNATORY

Bentham Wholesale Syndicated Loan Fund

By: Credit Suisse Asset Management, LLC, as agent (sub-advisor)

for Challenger Investment Services Limited, the Responsible Entity for

Bentham Wholesale Syndicated Loan Fund

By:	/s/ Linda R. Karn
Name: LINDA R. KARN
Title: AUTHORIZED SIGNATORY

LENDERS:

TRS HY FNDS LLC
By: Deutsche Bank AG Cayman Islands Branch, its sole member
By: DB Services New Jersey, Inc.

By:	/s/ Christine LaMonaca
Name: Christine LaMonaca Title: Assistant Vice President

By:	/s/ Deirdre Cesario
Name: Deirdre Cesario Title: Assistant Vice President

[Signature page to First Amendment]

CMFG Life Insurance Company
By: Deutsche Investment Management Americas, Inc. As Subadvisor

By:	/s/ Eric S. Meyer
Eric S. Meyer, Managing Director

By:	/s/ Mark Rigazio
Name: Mark Rigazio Title: Director

[Signature page to First Amendment]

Flagship CLO VI By: Deutsche Investment Management Americas, Inc. As Collateral Manager

By:	/s/ Eric S. Meyer
Eric S. Meyer, Managing Director

By:	/s/ Mark Rigazio
Name: Mark Rigazio Title: Director

[Signature page to First Amendment]

MT. WHITNEY SECURITIES INC., as Assignee By: Deutsche Investment Management Americas Inc. As Manager

By:	/s/ Eric S. Meyer
Eric S. Meyer, Managing Director

By:	/s/ Mark Rigazio
Name: Mark Rigazio Title: Director

[Signature page to First Amendment]

LENDERS:

Doral CLO II, Ltd.

By:	/s/ Scott McKay
Name: Scott McKay Title: Director

[Signature page to First Amendment]

LENDERS:

Doral Money, Inc.

By:	/s/ Scott McKay
Name: Scott McKay Title: Director

[Signature page to First Amendment]

LENDERS:

Eaton Vance CDO IX Ltd. By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof Title: Vice President

[Signature page to First Amendment]

LENDERS:

Eaton Vance CDO VII PLC By: Eaton Vance Management as Interim Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof Title: Vice President

[Signature page to First Amendment]

LENDERS:

Eaton Vance CDO VIII, Ltd. By: Eaton Vance Management As Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof Title: Vice President

[Signature page to First Amendment]

LENDERS:

Eaton Vance CDO X PLC
By: Eaton Vance Management
As Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[Signature page to First Amendment]

LENDERS:

EATON VANCE FLOATING-RATE INCOME TRUST
BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[Signature page to First Amendment]

LENDERS:

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[Signature page to First Amendment]

LENDERS:

Eaton Vance Limited Duration Income Fund
By: Eaton Vance Management
as Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[Signature page to First Amendment]

LENDERS:

Eaton Vance International
(Cayman Islands) Floating-Rate
Income Portfolio
By: Eaton Vance Management as
Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[Signature page to First Amendment]

LENDERS:

EATON VANCE SENIOR
FLOATING-RATE TRUST
BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[Signature page to First Amendment]

LENDERS:

EATON VANCE SENIOR INCOME TRUST
BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[Signature page to First Amendment]

LENDERS:

Eaton Vance Short Duration Diversified Income Fund
By: Eaton Vance Management
as Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[Signature page to First Amendment]

LENDERS:

EATON VANCE
VT FLOATING-RATE INCOME FUND
BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[Signature page to First Amendment]

LENDERS:

GRAYSON & CO
BY: BOSTON MANAGEMENT AND RESEARCH
AS INVESTMENT ADVISOR

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[Signature page to First Amendment]

LENDERS:

MET INVESTORS SERIES TRUST-
MET/EATON VANCE FLOATING RATE PORTFOLIO
BY EATON VANCE MANAGEMENT
AS INVESTMENT SUB-ADVISOR

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[Signature page to First Amendment]

LENDERS:

PACIFIC LIFE FUNDS-PL FLOATING RATE LOAN FUND
BY: EATON VANCE MANAGEMENT
AS INVESTMENT SUB-ADVISOR

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[Signature page to First Amendment]

LENDERS:

PACIFIC SELECT FUND
FLOATING RATE LOAN PORTFOLIO
BY: EATON VANCE MANAGEMENT
AS INVESTMENT SUB-ADVISOR

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[Signature page to First Amendment]

LENDERS:

RIVERSOURCE VARIABLE SERIES TRUST-VARIABLE PORTFOLIO
EATON VANCE FLOATING RATE INCOME FUND
BY: EATON VANCE MANAGEMENT
AS INVESTMENT SUB-ADVISOR

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[Signature page to First Amendment]

LENDERS:

SENIOR DEBT PORTFOLIO
By: Boston Management and Research as Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[Signature page to First Amendment]

LENDERS:

Fidelity Advisor Series I: Fidelity Advisor Floating Rate
High Income Fund

By:	/s/ Joe Zambello
Name: Joe Zambello
Title: Deputy Treasurer

[Signature page to First Amendment]

LENDERS:

Fidelity Central Investment Portfolios LLC: Fidelity
Floating Rate Central Fund

By:	/s/ Joe Zambello
Name: Joe Zambello
Title: Deputy Treasurer

[Signature page to First Amendment]

LENDERS:

Fidelity Floating Rate High Income Investment Trust, For Fidelity Investments Canada ULC as Trustee of Fidelity Floating Rate High Income Investment Trust

By:	/s/ Joe Zambello
Name: Joe Zambello
Title: Authorized Signatory

[Signature page to First Amendment]

LENDERS:

Fidelity Summer Street Trust: Fidelity Series Floating Rate High Income Fund

By:	/s/ Joe Zambello
Name: Joe Zambello
Title: Deputy Treasurer

[Signature page to First Amendment]

LENDERS:

Fifth Third Bank

By:	/s/ Janice Baughman
Name: Janice Baughman
Title: Vice President

[Signature page to First Amendment]

LENDERS:

Advanced Series Trust – AST First Trust Balanced Target Portfolio
By: First Trust Advisors L.P. its investment manager or its investment advisor

By:	/s/ William A. Housey, Jr.
Name: William A. Housey, Jr.
Title: Senior Vice President

[Signature page to First Amendment]

LENDERS:

Advanced Series Trust – AST First Trust Capital Appreciation Target Portfolio
By: First Trust Advisors L.P. its investment manager or its investment advisor

By:	/s/ William A. Housey, Jr.
Name: William A. Housey, Jr.
Title: Senior Vice President

[Signature page to First Amendment]

LENDERS:	First Trust Senior Floating Rate Income Fund II By: First Trust Advisors L.P. its investment manager or its investment advisor

	By:	/s/ William A. Housey, Jr.
Name: William A. Housey, Jr. Title: Senior Vice President

[Signature page to First Amendment]

LENDERS:

Fairway Fund Limited
By Fore Research & Management, LP

By:	/s/ Daniel Agranoff
Name: Daniel Agranoff Title: Chief Financial Officer Fore Research & Management, LP

[Signature page to First Amendment]

LENDERS:

Fore CLO Ltd. 2007-I
By Fore Research & Management, LP

By:	/s/ Daniel Agranoff
Name: Daniel Agranoff Title: Chief Financial Officer Fore Research & Management, LP

[Signature page to First Amendment]

LENDERS:

Fore ERISA Multi Strategy Fund, Ltd.
By Fore Research & Management, LP

By:	/s/ Daniel Agranoff
Name: Daniel Agranoff Title: Chief Financial Officer Fore Research & Management, LP

[Signature page to First Amendment]

LENDERS:

Fore Multi Strategy Master Fund, Ltd
By Fore Research & Management, LP

By:	/s/ Daniel Agranoff
Name: Daniel Agranoff Title: Chief Financial Officer Fore Research & Management, LP

[Signature page to First Amendment]

LENDERS:

FRANKLIN CLO V, LTD.

By:	/s/ David Ardini
Name: David Ardini, Franklin Advisers, Inc. as Collateral Manager Title: Vice President

[Signature page to First Amendment]

LENDERS:

FRANKLIN CLO VI, LTD.

By:	/s/ David Ardini
Name: David Ardini, Franklin Advisers, Inc. as Collateral Manager Title: Vice President

[Signature page to First Amendment]

LENDERS:

FRANKLIN FLOATING RATE MASTER SERIES

By:	/s/ Richard Hsu
Name: Richard Hsu Title: Vice President

[Signature page to First Amendment]

LENDERS:

FRANKLIN INVESTORS SECURITIES TRUST – FRANKLIN FLOATING RATE DAILY ACCESS FUND

By:	/s/ Richard Hsu
Name: Richard Hsu Title: Vice President

[Signature page to First Amendment]

LENDERS:

FRANKLIN INVESTORS SECURITIES TRUST FRANKLIN LOW DURATION TOTAL RETURN FUND

By:	/s/ Guang Alex Yu
Name: Guang Alex Yu Title: Authorized Signatory

[Signature page to First Amendment]

LENDERS:

FRANKLIN INVESTORS SECURITIES TRUST
FRANKLIN REAL RETURN FUND

By:	/s/ Guang Alex Yu
Name: Guang Alex Yu Title: Authorized Signatory

[Signature page to First Amendment]

LENDERS:

FRANKLIN STRATEGIC INCOME FUND (CANADA)

By:	/s/ Guang Alex Yu
Name: Guang Alex Yu Title: Authorized Signatory

[Signature page to First Amendment]

LENDERS:

FRANKLIN STRATEGIC SERIES-FRANKLIN
STRATEGIC INCOME FUND

By:	/s/ Gaung Alex Yu
Name: Guang Alex Yu Title: Authorized Signatory

[Signature page to First Amendment]

LENDERS:

FRANKLIN TEMPLETON SERIES II FUNDS – FRANKLIN FLOATING RATE II FUND

By:	/s/ Richard Hsu
Name: Richard Hsu Title: Vice President

[Signature page to First Amendment]

LENDERS:

FRANKLIN TEMPLETON TOTAL RETURN FDP
FUND OF FDP SERIES, INC.

By:	/s/ Guang Alex Yu
Name: Guang Alex Yu Title: Authorized Signatory

[Signature page to First Amendment]

LENDERS:

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST FRANKLIN STRATEGIC INCOME SECURITIES FUND

By:	/s/ Guang Alex Yu
Name: Guang Alex Yu Title: Authorized Signatory

[Signature page to First Amendment]

LENDERS:

FRANKLIN TOTAL RETURN FUND

By:	/s/ Guang Alex Yu
Name: Guang Alex Yu Title: Authorized Signatory

[Signature page to First Amendment]

LENDERS:

MET INVESTORS SERIES TRUST - MET/FRANKLIN LOW DURATION TOTAL RETURN PORTFOLIO

By:	/s/ Guang Alex Yu
Name: Guang Alex Yu
Title: Authorized Signatory

[Signature page to First Amendment]

LENDERS:

Global Leveraged Capital Credit Opportunity Fund I, as Lender Global Leveraged Capital Management, LLC, as Collateral Manager

By:	/s/ Mike Ferris
Name: Mike Ferris
Title: Managing Director

[Signature page to First Amendment]

LENDERS:

GoldenTree Capital Solutions Fund Financing
By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name: Karen Weber
Title: Director – Bank Debt

[Signature page to First Amendment]

LENDERS:

GoldenTree Capital Solutions Offshore Fund Financing
By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name: Karen Weber
Title: Director – Bank Debt

[Signature page to First Amendment]

LENDERS:

GoldenTree Credit Opportunities Financing I, Limited
By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name: Karen Weber
Title: Director – Bank Debt

[Signature page to First Amendment]

LENDERS:

GCP CLO 11 Loan Funding LLC

By:	/s/ Emily Chong
Name: Emily Chong
Title: Director

[Signature page to First Amendment]

LENDERS:

Greywolf CLO I, Ltd
By: Greywolf Capital Management LP, its Investment Manager

By:	/s/ Robert Miller
Name: Robert Miller
Title: Authorized Signatory

[Signature page to First Amendment]

LENDERS:

GOLDMAN SACHS CREDIT PARTNERS L.P.

By:	/s/ Michelle Latzoni
Name: Michelle Latzoni
Title: Authorized Signatory

[Signature page to First Amendment]

LENDERS:

Eastland CLO, Ltd.

By: Highland Capital Management, L.P., As Collateral Manager By: Strand Advisors, Inc., Its General Partner

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

[Signature page to First Amendment]

LENDERS:

Grayson CLO, Ltd.

By: Highland Capital Management, L.P. As Collateral Manager By: Strand Advisors, Inc., Its General Partner

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

[Signature page to First Amendment]

LENDERS:

Greenbriar CLO, LTD.

By: Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

[Signature page to First Amendment]

LENDERS:

Hewett’s Island CLO I-R, Ltd.

By: Acis Capital Management, LP, its Collateral Manager
By: Acis Capital Management GP, LLC, its general partner

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

[Signature page to First Amendment]

LENDERS:

Rockwall CDO II Ltd.

By: Highland Capital Management, L.P.; As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

[Signature page to First Amendment]

LENDERS:

Westchester CLO, Ltd.

By: Highland Capital Management, L.P. As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

[Signature page to First Amendment]

LENDERS:

ING IM CLO 2012-1, Ltd.
By:	ING Alternative Asset Management LLC, as its portfolio manager

ING Investment Management CLO III, LTD.
By:	ING Alternative Asset Management LLC, as its investment manager

ING Investment Management CLO IV, LTD.
By:	ING Alternative Asset Management LLC, as its investment manager

ING Investment Management CLO V, LTD.
By:	ING Alternative Asset Management LLC, as its investment manager

ING (L) Flex - Senior Loans
By:	ING Investment Management Co. LLC, as its investment manager

Phoenix CLO II, LTD.
By:	ING Alternative Asset Management LLC, as its investment manager

Phoenix CLO III, LTD.
By:	ING Alternative Asset Management LLC, as its investment manager

ING Floating Rate Fund
By:	ING Investment Management Co. LLC, as its investment manager

IBM Personal Pension Plan Trust
By:	ING Investment Management Co. LLC, as its investment manager

ING IM CLO 2011-1, Ltd.
By:	ING Alternative Asset Management LLC, as its portfolio manager

ISL Loan Trust
By:	ING Investment Management Co. LLC, as its investment advisor

By:	/s/ Romain Catols
Name: Romain Catols
Title: Vice President

[Signature page to First Amendment]

LENDERS:

CRATOS CLO I LTD.

By: Cratos CDO Management LLC, As Attorney-in-Fact

By: JMP Credit Advisors LLC, Its Manager

By:	/s/ Renee Lefebvre
Name: Renee Lefebvre
Title: Managing Director

[Signature page to First Amendment]

LENDERS:

J. P. Morgan Whitefriars Inc.

By:	/s/ Virginia R. Conway
Name: Virginia R. Conway
Title: Attorney - in -Fact

[Signature page to First Amendment]

LENDERS:

KATONAH VIII CLO LTD.

By:	/s/ Daniel Gilligan
Name: DANIEL GILLIGAN
Title: Authorized Officer Katonah Debt Advisors, L.L.C. As Manager

[Signature page to First Amendment]

LENDERS:

KATONAH X CLO LTD.

By:	/s/ Daniel Gilligan
Name: DANIEL GILLIGAN
Title: Authorized Officer Katonah Debt Advisors, L.L.C. As Manager

[Signature page to First Amendment]

LENDERS:

LCM X Limited Partnership

By:	LCM Asset Management LLC As Collateral Manager

By:	/s/ LCM Asset Management LLC
Name: LCM Asset Management LLC
Title: Alexander B. Kenna

[Signature page to First Amendment]

LENDERS:

APOSTLE LOOMIS SAYLES CREDIT OPPORTUNITIES FUND, As Lender

	By:	Loomis, Sayles & Company, L.P., Its Investment Manager

	By:	Loomis, Sayles & Company, Incorporated, Its General Partner

By:	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President

[Signature page to First Amendment]

LENDERS:

APOSTLE LOOMIS SAYLES SENIOR LOAN FUND, As Lender

	By:	Loomis, Sayles & Company, L.P., Its Investment Manager

	By:	Loomis, Sayles & Company, Incorporated, Its General Partner

By:	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President

[Signature page to First Amendment]

LENDERS:

THE LOOMIS SAYLES SENIOR LOAN FUND, LLC, As Lender

	By:	Loomis, Sayles & Company, L.P., Its Managing Member

	By:	Loomis, Sayles & Company, Incorporated, Its General Partner

By:	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President

[Signature page to First Amendment]

LENDERS:

NATIXIS LOOMIS SAYLES SENIOR LOAN FUND, As Lender

	By:	Loomis, Sayles & Company, L.P., Its Investment Manager

	By:	Loomis, Sayles & Company, Incorporated, Its General Partner

By:	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President

[Signature page to First Amendment]

LENDERS:

Golden Knight II CLO, Ltd.

By:	/s/ Joel Serebransky
Name: Joel Serebransky
Title: Portfolio Manager

[Signature page to First Amendment]

LENDERS:

LATITUDE CLO II, LTD

By:	/s/ Kirk Wallance
Name: Kirk Wallance
Title: Senior Vice President

[Signature page to First Amendment]

LENDERS:

LATITUDE CLO III, LTD

By:	/s/ Kirk Wallance
Name: Kirk Wallance
Title: Senior Vice president

[Signature page to First Amendment]

LENDERS:

ILLINOIS STATE BOARD OF INVESTMENT

By: McDonnell Alternative credit Strategies, LLC, as Investment Manager

By:	/s/ Kathleen A. Zarn
Name: Kathleen A. Zarn
Title: Vice President

[Signature page to First Amendment]

LENDERS:

McDonnell Bank Loan Select Master Fund, a Class of The McDonnell Bank Loan Select Series Trust I

By: McDonnell Alternative Credit Strategies, LLC, as Investment Manager

By:	/s/ Kathleen A. Zarn
Name: Kathleen A. Zarn
Title: Vice President

[Signature page to First Amendment]

LENDERS:

MCDONNELL LOAN OPPORTUNITY LTD.

By: McDonnell Alternative Credit Strategies, LLC, as Investment Manager

By:	/s/ Kathleen A. Zarn
Name: Kathleen A. Zarn
Title: Vice President

[Signature page to First Amendment]

LENDERS:

General American Life Insurance Company

By:	/s/ Matthew J. McInerny
Name: Matthew J. McInerny
Title: Managing Director

[Signature page to First Amendment]

LENDERS:

MetLife Insurance Company of Connecticut

By:	/s/ Matthew J. McInerny
Name: Matthew J. McInerny
Title: Managing Director

[Signature page to First Amendment]

LENDERS:

Metropolitan Life Insurance Company

By:	/s/ Matthew J. McInerny
Name: Matthew J. McInerny
Title: Managing Director

[Signature page to First Amendment]

LENDERS:

Venture IX CDO, Limited

By: its investment advisor, MJX Asset Management LLC

By:	/s/ Michael Regan
Name: Michael Regan
Title: Managing Director

[Signature page to First Amendment]

LENDERS:

Venture V CDO Limited

By: its investment advisor, MJX Asset Management, LLC

By:	/s/ Michael Regan
Name: Michael Regan
Title: Managing Director

[Signature page to First Amendment]

LENDERS:

Venture VI CDO Limited

By: its investment advisor, MJX Asset Management, LLC

By:	/s/ Michael Regan
Name: Michael Regan
Title: Managing Director

[Signature page to First Amendment]

LENDERS:

Venture VII CDO Limited

By: its investment advisor, MJX Asset Management, LLC

By:	/s/ Michael Regan
Name: Michael Regan
Title: Managing Director

[Signature page to First Amendment]

LENDERS:

Venture VIII CDO, Limited

By: its investment advisor, MJX Asset Management, LLC

By:	/s/ Michael Regan
Name: Michael Regan
Title: Managing Director

[Signature page to First Amendment]

LENDERS:

Ares NF CLO XIV Ltd

By: Ares NF CLO XIV Management, L.P., its collateral manager By: Ares NF CLO XIV Management, LLC, its general partner

By:	/s/ Americo Cascella
Name: Americo Cascella
Title: Vice President

[Signature page to First Amendment]

LENDERS:

NB Global Floating Rate Income Fund Limited

By Neuberger Berman Fixed Income LLC as collateral manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

[Signature page to First Amendment]

LENDERS:

Neuberger Berman - Floating Rate Income Fund

By Neuberger Berman Fixed Income LLC as collateral manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

[Signature page to First Amendment]

LENDERS:

Neuberger Berman Strategic Income Fund

By Neuberger Berman Fixed Income LLC as collateral manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

[Signature page to First Amendment]

LENDERS:

Maryland State Retirement and Pension System

By Neuberger Berman Fixed Income LLC as collateral manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

[Signature page to First Amendment]

LENDERS:

Hallmark Insurance Company

By:	/s/ Chris Kenney
Name: Chris Kenney
Title: Vice President

[Signature page to Tronox First Amendment]

LENDERS:

Dunham Corporate/Gov’t Bond Fund

By:	/s/ Bradley Kane
Name: Bradley Kane
Title: Portfolio Manager

[Signature page to First Amendment]

LENDERS:

IBEW Local No. 82 Pension Plan

By:	/s/ Bradley Kane
Name: Bradley Kane
Title: Portfolio Manager

[Signature page to First Amendment]

LENDERS:

Virtus Balanced Fund

By:	/s/ Bradley Kane
Name: Bradley Kane
Title: Portfolio Manager

[Signature page to First Amendment]

LENDERS:

Virtus Bond Fund

By:	/s/ Bradley Kane
Name: Bradley Kane
Title: Portfolio Manager

[Signature page to First Amendment]

LENDERS:

Oak Hill Credit Partners V, Limited

By: Oak Hill Advisors, L.P., as Portfolio Manager

By:	/s/ Glenn R. August
Name: Glenn R. August
Title: Authorized Signatory

[Signature page to First Amendment]

LENDERS:

OHA Intrepid Leveraged Loan Fund, Ltd.

By: Oak Hill Advisors, L.P., as its Portfolio Manager

By:	/s/ Glenn R. August
Name: Glenn R. August
Title: Authorized Signatory

[Signature page to First Amendment]

LENDERS:

OHA Park Avenue CLO I, Ltd.

By: Oak Hill Advisors, L.P., as Investment Manager

By:	/s/ Glenn R. August
Name: Glenn R. August
Title: Authorized Signatory

[Signature page to First Amendment]

LENDERS:

ACE Tempest Reinsurance Ltd.

By: Oaktree Capital Management, L.P. Its: Investment Manager

By:	/s/ David Rosenberg
Name: David Rosenberg
Title: Managing Director

By:	/s/ Desmund Shirazi
Name: Desmund Shirazi
Title: Managing Director

[Signature page to First Amendment]

LENDERS:

Arch Investment Holdings IV Ltd.

By: Oaktree Capital Management, L.P. Its: Investment Manager

By:	/s/ David Rosenberg
Name: David Rosenberg
Title: Managing Director

By:	/s/ Desmund Shirazi
Name: Desmund Shirazi
Title: Managing Director

[Signature page to First Amendment]

LENDERS:

Oaktree Senior Loan Fund, L. P.

By: Oaktree Senior Loan Fund GP, L.P. Its: General Partner, By: Oaktree Fund GP IIA, LLC Its: General Partner, By: Oaktree Fund GP II, L.P. Its: Managing Member

By:	/s/ David Rosenberg
Name: David Rosenberg
Title: Authorized Signatory

By:	/s/ Desmund Shirazi
Name: Desmund Shirazi
Title: Authorized Signatory

[Signature page to First Amendment]

LENDERS:

The Public Education Employees Retirement System of Missouri

By: Oaktree Capital Management, L.P. Its: Investment Manager

By:	/s/ David Rosenberg
Name: David Rosenberg
Title: Managing Director

By:	/s/ Desmund Shirazi
Name: Desmund Shirazi
Title: Managing Director

[Signature page to First Amendment]

LENDERS:

The Public School Retirement System of Missouri

By: Oaktree Capital Management, L.P. Its: Investment Manager

By:	/s/ David Rosenberg
Name: David Rosenberg
Title: Managing Director

By:	/s/ Desmund Shirazi
Name: Desmund Shirazi
Title: Managing Director

[Signature page to First Amendment]

LENDERS:

Deutsche Bank AG New York Branch
By: DB Services New Jersey, Inc.

By:	/s/ Christine LaMonaca
Name: Christine LaMonaca
Title: Assistant Vice President

By:	/s/ Deirdre Cesario
Name: Deirdre Cesario
Title: Assistant Vice President

[Signature page to First Amendment]

LENDERS:

Octagon Investment Partners XII, Ltd.
By:	Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

[Signature page to First Amendment]

LENDERS:

OCP CLO 2012-1, Ltd.
By:	ONEX Credit Partners, LLC, as Portfolio Manager

By:	/s/ Steven Gutman
Name: Steven Gutman
Title: General Counsel

[Signature page to First Amendment]

LENDERS:

ORIX CORPORATE CAPITAL INC.

By:	/s/ Christopher L. Smith
Name: Christopher L. Smith
Title: Senior Managing Director

[Signature page to First Amendment]

LENDERS:

PIMCO Cayman Bank Loan Fund

By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ Arthur Y. D. Ong
Arthur Y. D. Ong
Executive Vice President

[Signature page to First Amendment]

LENDERS:

PIMCO Funds: PIMCO Senior Floating Rate Fund

By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ Arthur Y. D. Ong
Arthur Y. D. Ong
Executive Vice President

[Signature page to First Amendment]

LENDERS:

PIMCO Funds: Private Account Portfolio Series Senior Floating Rate Portfolio

By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ Arthur Y. D. Ong
Arthur Y. D. Ong
Executive Vice President

[Signature page to First Amendment]

LENDERS:

Dryden XI – Leveraged Loan CDO 2006
By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

[Signature page to First Amendment]

LENDERS:

Dryden XVI – Leveraged Loan CDO 2006 By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

[Signature page to First Amendment]

LENDERS:

Dryden XVIII Leveraged Loan 2007 Ltd. By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

[Signature page to First Amendment]

LENDERS:

Dryden XXI Leveraged Loan CDO LLC By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

[Signature page to First Amendment]

LENDERS:

Dryden XXII Senior Loan Fund By: Prudential Investment Management, Inc., as Portfolio Manager

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

[Signature page to First Amendment]

LENDERS:

Gateway CLO Limited By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

[Signature page to First Amendment]

LENDERS:

Pramerica Loan Opportunities Limited By: Prudential Investment Management, a trading name of Prudential Investment Management, Inc., as Investment Manager

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

[Signature page to First Amendment]

LENDERS:

Prudential Bank Loan Fund of the Prudential Trust Company Collective Trust By: Prudential Investment Management, Inc., As Investment Advisor

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

[Signature page to First Amendment]

LENDERS:

Prudential Investment Portfolios, Inc. 14- Prudential Floating Rate Income Fund By: Prudential Investment Management, Inc., as Investment Advisor

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

[Signature page to First Amendment]

LENDERS:

Specialized Investment Management SICAV – SIF Corporate Loan Master Fund

By: Zaisgroup International LLP, as Investment Advisor

By: Pramerica Investment Management Limited, as Portfolio Advisor

By: Pramerica Investment Management (a trading name of Prudential Investment Management, Inc.) as Sub-Advisor

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

[Signature page to First Amendment]

LENDERS:

Virginia College Savings Plan By: Prudential Investment Management, Inc., as Investor Advisor

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

[Signature page to First Amendment]

LENDERS:

PUTNAM ABSOLUTE RETURN 300 FUND

By:	See next page
Name:
Title:

PUTNAM ABSOLUTE RETURN 300 FUND by Putnam Investment Management, LLC

/s/ Kevin Parnell
Name:	Kevin Parnell
Title:	Manager

1

LENDERS:

PUTNAM FLOATING RATE INCOME FUND

By:	See next page
Name:
Title:

[Signature page to First Amendment]

PUTNAM FLOATING RATE INCOME FUND

/s/ Beth Mazor
By:	Beth Mazor
Title:	V.P.

LENDERS:

PUTNAM ABSOLUTE RETURN 500 FUND

By:	See next page
Name:
Title:

PUTNAM FUNDS TRUST,

on behalf of its series, PUTNAM ABSOLUTE RETURN 500 FUND

by Putnam Investment Management, LLC

/s/ Suzanne Deshaies
Name:	Suzanne Deshaies
Title:	VP

LENDERS:

PUTNAM ABSOLUTE RETURN 700 FUND

By:	See next page
Name:
Title:

PUTNAM FUNDS TRUST,

on behalf of its series, PUTNAM ABSOLUTE RETURN 700 FUND

by Putnam Investment Management, LLC

/s/ Suzanne Deshaies
Name:	Suzanne Deshaies
Title:	VP

LENDERS:

Pyramis Floating Rate High Income Commingled Pool,
By: Pyramis Global Advisors Trust Company as Trustee

By:	/s/ Chip Russo
Name: Chip Russo
Title: VP
May 2, 2012

[Signature page to First Amendment]

LENDERS:

SANDELMAN FINANCE 2006-2, LTD.

By: Mercer Park, LP As Collateral Manager

By:	/s/ A. Curtis
Name: A. Curtis
Title: PM

[Signature page to First Amendment]

LENDERS:

Qantas Superannuation Plan

By: Sankaty Advisors, LLC as Investment Manager

By:	/s/ Andrew S. Viens
Name: Andrew S. Viens
Title: Sr. Vice President of Operations

[Signature page to First Amendment]

LENDERS:

Race Point IV CLO, Ltd.

By: Sankaty Advisors, LLC as Collateral Manager

By:	/s/ Andrew S. Viens
Name: Andrew S. Viens
Title: Sr. Vice President of Operations

[Signature page to First Amendment]

LENDERS:

Race Point V CLO, Limited

By: Sankaty Advisors, LLC Its Asset Manager

By:	/s/ Andrew S. Viens
Name: Andrew S. Viens
Title: Sr. Vice President of Operations

[Signature page to First Amendment]

LENDERS:

Sankaty High Income Partnership, L.P.

By: Sankaty Advisors, LLC as Investment Advisor

By:	/s/ Andrew S. Viens
Name: Andrew S. Viens
Title: Sr. Vice President of Operations

[Signature page to First Amendment]

LENDERS:

Sankaty Senior Loan Fund, L.P.

By:	/s/ Andrew S. Viens
Name: Andrew S. Viens
Title: Sr. Vice President of Operations

[Signature page to First Amendment]

LENDERS:

WellPoint, Inc.

By: Sankaty Advisors, LLC as Investment Manager

By:	/s/ Andrew S. Viens
Name: Andrew S. Viens
Title: Sr. Vice President of Operations

[Signature page to First Amendment]

LENDERS:

BSA Commingled Endowment Fund, LP

By:	Shenkman Capital Management, Inc., as Investment Manager

By:	/s/ Richard H. Weinstein
Name: Richard H. Weinstein
Title: Chief Operating Officer

[Signature page to First Amendment]

LENDERS:

BSA Retirement Plan for Employees

By:	Shenkman Capital Management, Inc., as
Investment Manager

By:	/s/ Richard H. Weinstein
Name: Richard H. Weinstein
Title: Chief Operating Officer

[Signature page to First Amendment]

LENDERS:

City of Hartford Municipal Employees’ Retirement Fund

By:	Shenkman Capital Management, Inc., as Investment Manager

By:	/s/ Richard H. Weinstein
Name: Richard H. Weinstein
Title: Chief Operating Officer

[Signature page to First Amendment]

LENDERS:

Credos Floating Rate Fund, L.P.

By:	Shenkman Capital Management, Inc.,
its General Partner

By:	/s/ Richard H. Weinstein
Name: Richard H. Weinstein
Title: Chief Operating Officer

[Signature page to First Amendment]

LENDERS:

Dana Corporation Pension Plans Trust

By:	Shenkman Capital Management, Inc., as Investment Advisor

By:	/s/ Richard H. Weinstein
Name: Richard H. Weinstein
Title: Chief Operating Officer

[Signature page to First Amendment]

LENDERS:

Highmark Inc. (Shenkman – BANK LOAN ACCOUNT)

By:	Shenkman Capital Management, Inc., as Investment Manager

By:	/s/ Richard H. Weinstein
Name: Richard H. Weinstein
Title: Chief Operating Officer

[Signature page to First Amendment]

LENDERS:

Kentucky Retirement Systems (Shenkman – Insurance Fund Account)

By:	Shenkman Capital Management, Inc., as Investment Manager,

By:	/s/ Richard H. Weinstein
Name: Richard H. Weinstein
Title: Chief Operating Officer

[Signature page to First Amendment]

LENDERS:

Providence Health & Services Cash Balance Retirement Plan

By:	Shenkman Capital Management, Inc., as Investment Manager,

By:	/s/ Richard H. Weinstein
Name: Richard H. Weinstein
Title: Chief Operating Officer

[Signature page to First Amendment]

LENDERS:

Teachers’ Retirement System of Louisiana (Shenkman – BANK LOAN ACCOUNT)

By:	Shenkman Capital Management, Inc., as Investment Manager

By:	/s/ Richard H. Weinstein
Name: Richard H. Weinstein
Title: Chief Operating Officer

[Signature page to First Amendment]

LENDERS:

Texas PrePaid Higher Education Tuition Board

By:	Shenkman Capital Management, Inc., as Investment Advisor

By:	/s/ Richard H. Weinstein
Name: Richard H. Weinstein
Title: Chief Operating Officer

[Signature page to First Amendment]

LENDERS:

Trustees of the University of Pennsylvania

By:	Shenkman Capital Management, Inc., as Investment Manager

By:	/s/ Richard H. Weinstein
Name: Richard H. Weinstein
Title: Chief Operating Officer

[Signature page to First Amendment]

LENDERS:

WM Pool – Fixed Interest Trust No. 7

By:	Shenkman Capital Management, Inc., as Investment Manager

By:	/s/ Richard H. Weinstein
Name: Richard H. Weinstein
Title: Chief Operating Officer

[Signature page to First Amendment]

LENDERS:

CORNERSTONE CLO LTD.
By: Stone Tower Debt Advisors LLC, as its Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Authorized Signatory

[Signature page to First Amendment]

LENDERS:

Falcon Senior Loan Fund Ltd.
By: Stone Tower Fund Management LLC As Its Investment Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Authorized Signatory

[Signature page to First Amendment]

LENDERS:

IBM Personal Pension Plan Trust
By: Stone Tower Fund Management LLC, its Investment Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Authorized Signatory

[Signature page to First Amendment]

LENDERS:

Rampart CLO 2007 Ltd.
By: Stone Tower Debt Advisors LLC as its Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Authorized Signatory

[Signature page to First Amendment]

LENDERS:

Stone Tower CLO V Ltd.
By: Stone Tower Debt Advisors LLC, As its Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Authorized Signatory

[Signature page to First Amendment]

LENDERS:

STONE TOWER CLO VI LTD.
By: Stone Tower Debt Advisors LLC, as its Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Authorized Signatory

[Signature page to First Amendment]

LENDERS:

STONE TOWER CLO VII LTD.
By: Stone Tower Debt Advisors LLC, as its Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Authorized Signatory

[Signature page to First Amendment]

LENDERS:

STONE TOWER CREDIT FUNDING I LTD.
By: Stone Tower Fund Management LLC, as its Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Authorized Signatory

[Signature page to First Amendment]

LENDERS:

Municipal Employees’ Annuity and Benefit Fund of
Chicago (Symphony)
By: Symphony Asset Management LLC

By:	/s/ Scott Caraher
Name: Scott Caraher
Title: PM

[Signature page to First Amendment]

LENDERS:

Nuveen Symphony Floating Rate Income Fund By: Symphony Asset Management LLC

By:	/s/ Scott Caraher
Name: Scott Caraher
Title: PM

[Signature page to First Amendment]

LENDERS:

Nuveen Symphony Credit Opportunities Fund By: Symphony Asset Management LLC

By:	/s/ Scott Caraher
Name: Scott Caraher
Title: PM

[Signature page to First Amendment]

LENDERS:

Principal Funds Inc, - Diversified Real Asset Fund By: Symphony Asset Management LLC

By:	/s/ Scott Caraher
Name: Scott Caraher
Title: PM

[Signature page to First Amendment]

LENDERS:

SSF Trust
By: Symphony Asset Management LLC

By:	/s/ Scott Caraher
Name: Scott Caraher
Title: PM

[Signature page to First Amendment]

LENDERS:

Symphony CLO VII, LTD.
By: Symphony Asset Management LLC

By:	/s/ Scott Caraher
Name: Scott Caraher
Title: PM

[Signature page to First Amendment]

LENDERS:

Symphony Credit Opportunities Fund, LTD. By: Symphony Asset Management LLC

By:	/s/ Scott Caraher
Name: Scott Caraher
Title: PM

[Signature page to First Amendment]

LENDERS:

Symphony Senior Loan Fund, L.P. By: Symphony Asset Management LLC

By:	/s/ Scott Caraher
Name: Scott Caraher
Title: PM

[Signature page to First Amendment]

This consent is made by the following Lender, acting through the undersigned investment advisor:
LENDERS:
ACE American Insurance Company
By: T. Rowe Price Associates, Inc. as investment advisor

	By:	/s/ Brian Burns
Name: Brian Burns
Title: Vice President

[Signature page to First Amendment]

This consent is made by the following Lender, acting through the undersigned investment advisor:
LENDERS:
T. Rowe Price Floating Rate Fund, Inc.

	By:	/s/ Brian Burns
Name: Brian Burns
Title: Vice President

[Signature page to First Amendment]

This consent is made by the following Lender, acting through the undersigned investment advisor:

LENDERS:

T. Rowe Price Institutional Floating Rate Fund

	By:	/s/ Brian Burns
Name: Brian Burns
Title: Vice President

[Signature page to First Amendment]

LENDERS:

Grant Grove CLO, Ltd.
By: Tall Tree Investment Management, LLC
as Collateral Manager

By:	/s/ Douglas L. Winchell
Name: Douglas L. Winchell
Title: Officer

[Signature page to First Amendment]

LENDERS:	Muir Grove CLO, Ltd.
By: Tall Tree Investment Management, LLC as Collateral Manager

	By:	/s/ Douglas L. Winchell
Name: Douglas L. Winchell
Title: Officer

[Signature page to First Amendment]

LENDERS:

TRIMARAN CLO VII LTD.

By:	/s/ Daniel Gilligan
Name: Daniel Gilligan
Title: Authorized Signatory

[Signature page to First Amendment]

Gallatin CLO III 2007-1, LTD
LENDERS:	As Assignee
By: UrsaMine Credit Advisors, LLC as its Collateral Manager

	By:	/s/ Jane Lawrence
Name: Jane Lawrence
Title: Vice President

[Signature page to First Amendment]

LENDERS:

Malibu CBNA Loan Funding LLC

By:	/s/ Malia Baynes
Name: Malia Baynes
Title: ATTORNEY-IN-FACT

[Signature page to First Amendment]

LENDERS:

COA Caerus CLO Ltd., as Lender
By: FS COA Management LLC, as Portfolio Manager

By:	/s/ John W. Fraser
Name: John W. Fraser
Title: Manager

[Signature page to First Amendment]

LENDERS:

Fraser Sullivan CLO VI Ltd.
By: FS COA Management, LLC, as Portfolio
Manager

By:	/s/ John W. Fraser
Name: John W. Fraser
Title: Manager

[Signature page to First Amendment]

LENDERS:

FSC VII LOAN FUNDING (CBNA) LLC By: Citibank, N.A.

By:	/s/ Lynette Thompson
Name: Lynette Thompson
Title: Director

[Signature page to First Amendment]

LENDERS:

WELLS FARGO BANK N.A.

By:	/s/ Mark A. Silva
Name: Mark A. Silva
Title: Managing Director

[Signature page to First Amendment]

LENDERS:

WELLS FARGO PRINCIPAL LENDING, LLC.

By:	/s/ Dennis R. Ascher
Name: Dennis R. Ascher
Title: SR VP

[Signature page to First Amendment]

LENDERS: Western Asset Floating Rate High Income Fund, LLC

John Hancock Fund II Floating Rate Income
Fund

Western Asset Management Company, as
Investment Manager and Agent on behalf
of the above

By:	/s/ Joanne N. Dy
Name: Joanne N. Dy
Title: Authorized Signatory

[Signature page to First Amendment]